UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 19, 2005

Date of Report (Date of earliest event reported)
Presstek, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-17541 (Commission File Number)	02-0415170 (I.R.S. Employer Identification No.)
55 Executive Drive
Hudson, New Hampshire 03051-4903

(Address of Principal Executive Offices)
(603) 595-7000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On October 19, 2005, Presstek, Inc. (the “Company”) appointed Brian F. Mullaney to its Board of Directors. On October 19, 2005, the Company issued a press release announcing the appointment of Mr. Mullaney as a member of the Board of Directors of the Company. A copy of such press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference in its entirety.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

99.1	Press release of Presstek, Inc. dated October 19, 2005 announcing the appointment of Brian F. Mullaney to its Board of Directors. Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC.
Date: October 25, 2005	By:	/s/ Moosa E. Moosa
Moosa E. Moosa
Executive Vice President — Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Presstek, Inc. dated October 19, 2005 announcing the appointment of Brian F. Mullaney to its Board of Directors. Filed herewith.